                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           _________________________


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): JUNE 17, 1996


            GREEN TREE SECURITIZED NET INTEREST MARGIN TRUST 1994-B
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         MINNESOTA                       33-53527              41-1786620
    ---------------------------------------------------------------------------
    (State or other jurisdiction      (Commission           (IRS employer
         of incorporation)             file numbers)       identification no.)



1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
- -----------------------------------------------------------------------------
 (Address of principal executive offices)                       (Zip code)


      Registrant's telephone number, including area code: (612) 293-3400
                                                          ---------------


                                NOT APPLICABLE
  --------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 5.   OTHER EVENTS.
          ------------

          Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and First Bank National Association (the "Trustee"), on June 17, 1996, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 1.01 of the Servicing Agreement attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.

               The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

               Exhibit No.          Description
               -----------          -----------

                  99.1              Monthly Report delivered to
                                    Certificateholders on June 17, 1996

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 1996


                                  SECURITIZED NET INTEREST MARGIN
                                  TRUST 1994-B

                                  By  GREEN TREE FINANCIAL CORPORATION
                                      as Servicer with respect to the Trust


                                  By: /s/Phyllis A. Knight
                                      ----------------------------------
                                      PHYLLIS A. KNIGHT
                                      Vice President and Treasurer

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                                                                    PAGE
- ------                                                                    ----
99.1       Monthly Report delivered to Certificateholders                   5
           on June 17, 1996.